S  E  L  I  G  M  A  N
----------------------
     S M A L L - C A P                                [GRAPHIC OMITTED]
    V A L U E  F U N D


                                                        ANNUAL REPORT

                                                      DECEMBER 31, 1999

                                                         ***********

                                                     A VALUE APPROACH

                                                      TO SEEKING THE

                                                   CAPITAL APPRECIATION

                                                       POTENTIAL OF

                                                     SMALLER COMPANIES




                                               [J. & W. SELIGMAN & CO. LOGO]
                                                  J. & W. SELIGMAN & CO.
                                                       INCORPORATED
                                                     ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE ... VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.

[PHOTOGRAPH OMITTED]
JAMES, JESSE, AND JOSEPH SELIGMAN, 1870


TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 136 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.

TABLE OF CONTENTS

To the Shareholders .......................................................    1
Interview With Your Portfolio Managers ....................................    2
Performance Overview ......................................................    4
Portfolio Overview ........................................................    6
Portfolio of Investments ..................................................    8
Statement of Assets and Liabilities .......................................   10
Statement of Operations ...................................................   11
Statements of Changes in Net Assets .......................................   12
Notes to Financial Statements .............................................   13
Financial Highlights ......................................................   16
Report of Independent Auditors ............................................   18
Federal Tax Status of 1999 Gain Distribution
  for Taxable Accounts and For More
  Information .............................................................   19
Board of Directors and Executive Officers .................................   20
Glossary of Financial Terms ...............................................   21

TO THE SHAREHOLDERS

Nineteen ninety-nine was a challenging year for Seligman Small-Cap Value Fund. The Fund posted a total return of 1.00% based on the net asset value of Class A shares while the Russell 2000 Value Index posted a total return of -1.49% and the Lipper Small Cap Funds Average posted a total return of 30.04%. The Fund's underperformance relative to its Lipper peer group was primarily the result of the wide performance disparity between value stocks and growth stocks during the period. The Lipper Small Cap Funds Average contains many funds that pursue a growth-oriented style of investing, while the Fund consistently pursues value stocks. In 1999, value stocks underperformed growth stocks by a wide margin.

In 1999, the markets were extraordinarily narrow. Despite stellar performances delivered by the popular US equity indices in 1999, just over half the stocks in the S&P 500 had positive returns. The outsized returns of a few stocks also skewed the indices. Just seven stocks were responsible for half of the S&P 500's return; five of these were technology companies, with four of those delivering astounding triple-digit returns.

Large-capitalization growth and technology companies continued to dominate the market, while value stocks underperformed considerably. In such an environment, the Fund, which pursues companies based upon their valuations and fundamentals, lagged behind. The market was driven to an unprecedented degree by momentum, and in such a market, valuations and fundamentals are largely ignored.

Throughout 1999, the US economy showed few signs of slowing, triggering concerns regarding inflation. In response, the Federal Reserve Board increased the federal funds rate three times, completely reversing its 1998 rate cuts. The Fed's skillful watch over the economy, both in its response to the worldwide crisis of 1998 and its vigilance regarding inflation in 1999, has been a key contributor to the long-term health of this remarkable economy.

We think the economy will slow moderately in 2000, which would be positive for the long-term health of the stock market. As we look into the 21st century, we are optimistic, and believe that there are several long-term factors that may support equity prices for many years. First are global demographic trends. The fastest-growing segment of the population in the US and other developed countries is 45-to 64-year-olds, which is likely to increase its savings rate as its members mature. We believe that this will produce a groundswell of savings, which will be a significant support for equity prices in the coming years.

Second, despite the uptick in rates during 1999, we believe that the long-term trend is one of continued benign inflation and low interest rates -- a positive environment for the stock market. Third, the global economy has rebounded strongly since the 1998 financial crisis. We believe that this will continue, allowing investors to benefit from attractive overseas investment opportunities.

Finally, new technology has allowed the economy to become vastly more productive. This sector now accounts for approximately 25% of gross domestic product growth and approximately 40% of capital spending. Technology has been, and will continue to be, responsible for substantial changes in business activity, both business-to-business, and business-to-consumer. However, while we are highly enthusiastic about the long-term benefits that technology will have for the economy, we are concerned that investment behavior in this area has become increasingly speculative. Nonetheless, technology is a positive factor in the continued expansion prospects for the global economy.

We believe that the market will broaden in 2000 to include a wider range of stocks. In 1999, as technology stocks and growth stocks soared, the market prices of many value stocks became increasingly attractive. We believe that investors will once again seek out companies with strong fundamentals and more reasonable valuations.

Thank you for your continued support of Seligman Small-Cap Value Fund. A discussion with your Fund's Portfolio Managers, as well as a performance overview and financial statements, including a portfolio of investments, follows this letter. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,


/s/ William C. Morris                        /s/ Brian T. Zino
---------------------                        -----------------
William C. Morris                            Brian T. Zino
Chairman                                     President


February 11, 2000

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
NEIL T. EIGEN AND RICHARD S. ROSEN

Q: HOW DID SELIGMAN SMALL-CAP VALUE FUND PERFORM FOR THE 12 MONTHS ENDED DECEMBER 31, 1999?

A: Seligman Small-Cap Value Fund posted a total return of 1.00% for the fiscal year ended December 31, 1999. This was slightly better than the -1.49% total return posted by the overall small-cap value market, as measured by the Russell 2000 Value Index, but considerably behind the 30.04% total return posted by the Fund's peer group, as measured by the Lipper Small Cap Funds Average.

Q:   WHY DID THE FUND'S PERFORMANCE LAG ITS LIPPER PEER AVERAGE?

A: Many of the funds within the Lipper Small Cap Funds Average pursue a growth-oriented style of investing, and growth stocks outperformed value stocks by a wide margin in 1999. Last year's market was driven, to a great extent, by momentum. Stocks that were going up continued to go up, regardless of fundamentals. Such an environment is detrimental to value investors, such as your Fund's managers, who evaluate factors such as price-to-earnings ratios, cash flow, and strong company management when constructing a portfolio of stocks.

Q:   WHAT MARKET FACTORS AFFECTED FUND PERFORMANCE?

A: The market in 1999 largely ignored fundamentals and was one of the narrowest on record. A small number of stocks, particularly in the technology sector, continued to experience price gains, while much of the market lagged behind. In fact, technology alone was responsible for nearly 70% of the return of the S&P 500. Seligman Small-Cap Value Fund had, and continues to have, very low exposure to this sector because we believe that the vast majority of these stocks do not qualify as value stocks. Stock prices for these companies continued to rise over the course of the year, despite often poor fundamentals, including a consistent lack of earnings for many of these companies, and a continued rise in interest rates.

     The narrowness of the market was evidenced by the fact that nearly half the stocks in the S&P 500 posted negative returns for the year, with value-style stocks trailing growth-style stocks to an unprecedented degree. Just a few stocks, mostly large-cap growth and technology stocks, within the S&P 500 carried the performance of the entire index for the year.

     Value managers believe that strong fundamentals and attractive valuations will ultimately be recognized by the market. However, during 1999, the market did not recognize or reward value. While many companies within the Fund's portfolio posted strong operating results, this was not reflected in higher stock prices. For example, during the Fund's second fiscal quarter, six companies, representing about 15% of the portfo-


[PHOTOGRAPH OMITTED]

SELIGMAN VALUE TEAM: (from left) NEVIS GEORGE (administrative assistant), MILTON RUBIN (client services), RICHARD S. ROSEN (co-portfolio manager), (seated) NEIL
T. EIGEN (portfolio manager), (not shown) MICHELLE BORRE


A TEAM APPROACH

Seligman Small-Cap Value Fund is managed by the Seligman Value Team, headed by Neil T. Eigen, who has over 30 years of experience as a value investor. Mr. Eigen and Richard S. Rosen are assisted in the management of the Fund by seasoned research professionals who are responsible for identifying reasonably valued small-capitalization companies with the potential for high returns on equity.

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
NEIL T. EIGEN AND RICHARD S. ROSEN

lio,beat earnings estimates to such an extent that estimates for future earnings were revised higher. Despite this positive news, each of these stocks declined by between 13% and 30% in the third quarter.

Q:   WHAT SECTORS CONTRIBUTED POSITIVELY TO PORTFOLIO PERFORMANCE?

A: The Energy sector as a whole outperformed during the period. The Fund's overweighting in the sector, as well as the strong performances of individual energy stocks in the portfolio, helped both absolute and relative performance.

Q:   WHAT SECTORS DETRACTED FROM PORTFOLIO PERFORMANCE?

A: During the past fiscal year, financial stocks came under considerable pressure as a result of rising interest rates. These companies are among the most sensitive to interest rate changes; they tend to perform poorly when interest rates go up, and perform well when interest rates decline. While the portfolio did have significant exposure to financial stocks, the Fund was, fortunately, considerably underweighted in this sector versus its benchmark, the Russell 2000 Value Index.

     One of the Fund's long-term holdings in Specialty Retail delivered poor stock-price performance during the period despite posting better-than-expected operating performance. This is a specific example of the market's often irrational behavior during this time. We continued to hold the stock because we believe that if a company continues to deliver strong results, the market will ultimately recognize the stock.

Q:   WHAT WAS YOUR INVESTING STRATEGY DURING THE 12-MONTH PERIOD UNDER REVIEW?

A: Through short-term trends in investor sentiment and market behavior, we remain focused on pursuing a consistent strategy. We continue to search for companies that we believe will have earnings growth exceeding the overall market, while having below-average valuations. We believe that such a strategy makes sense for long-term investors.

     As value managers, we are currently avoiding biotech and technology stocks, since many of these stocks are expensive with poor underlying fundamentals. However, during the fiscal year, we did find one biotech company and one technology company that we felt comfortable adding to the portfolio. Both of these companies have earnings, and these earnings are relatively predictable. However, investment in areas such as biotech and technology will generally be minimal because these stocks are usually not consistent with our value philosophy.

Q:   WHAT IS YOUR OUTLOOK?

A: We are optimistic regarding the prospects for value stocks during the coming fiscal year. We do not believe that the type of market that prevailed in 1999 -- one in which economic and company-specific fundamentals were largely ignored -- can continue. Despite the market's apparent runup in 1999, many good companies were left behind and are now trading at what we believe are exceptionally attractive prices. We are convinced that it is only a matter of time before investors begin to pursue these relative bargains in the midst of a broader market that in some areas has become remarkably expensive. The Russell 2000 Value Index now has a dividend yield higher than that of the S&P 500. This is unprecedented. Small companies typically have higher earnings growth rates but lower dividend yields. Currently, small companies are offering higher current yields in addition to potentially higher growth rates.

     In addition to our conviction that value stocks are long overdue for market recognition, we believe that the economic environment bodes well for value stocks. We forecast a slowing US economy, but a strengthening international economy. Value companies tend to be economically sensitive and thus perform well within a growing global economy. In addition, a more sedate US economy should allow interest rates to stabilize, which would further benefit value stocks.

PERFORMANCE OVERVIEW


This chart compares a $10,000 hypothetical investment made in Seligman Small-Cap Value Fund since the commencement of operations on April 25, 1997, through December 31, 1999, to a $10,000 investment made in the Lipper Small Cap Funds Average and the Russell 2000 Value Index, from April 30, 1997, to December 31, 1999. The results for Seligman Small-Cap Value Fund were determined with and without the initial 4.75% maximum sales charge for Class A shares, with the 3% contingent deferred sales charge ("CDSC") for Class B shares, and without the 1% CDSC for Class D shares, and assume that all distributions within the period are invested in additional shares. The performance of Class C shares is not shown in this chart but is included in the table on page 5. It is important to keep in mind that the Lipper Small Cap Funds Average and the Russell 2000 Value Index exclude the effect of fees and/or sales charges.


                              [LINE GRAPH OMITTED]

           [FIGURES BELOW REPRESENTS LINE GRAPH IN ITS PRINTED FORM.]

                    Small Cap A        Small Cap     Small Cap B        Small Cap D          Russell 2000       Lipper S Cap
                     With Load        A W/O Load      with CDSL         Without CDSL          Value Index          Fds Avg
                        9520              10000           10000              10000
4/30/97                 9600              10084           10084              10084                  10000             10000
                     10546.7            11078.4         11064.4            11064.4                  10796             11173
6/30/97              11466.7            12044.8         12030.8            12030.8                11342.3           11776.3
                     12026.7              12633           12619              12619                11818.6           12514.7
                       12240            12857.1         12829.1            12829.1                12006.6           12746.2
9/30/97                13160            13823.5         13781.5            13781.5                  12805           13702.2
                     12626.7            13263.3         13221.3            13221.3                12456.7           13128.1
                     12622.7            13259.1         13203.1            13203.1                12593.7           12956.1
12/31/97             12982.9            13637.5           13582              13582                13020.7           13079.2
                       12209              12825           12755              12755                  12785           12869.9
                       13050              13708           13624              13624                13558.5           13858.3
3/31/98                13650              14338           14240              14254                  14109           14512.5
                       13370              14044           13932              13946                14178.1           14637.3
                       12890              13539           13441              13441                13676.2           13827.8
6/30/98                12289              12909           12811              12811                13599.6           13924.6
                       11502              12082           11970              11970                12534.8           12938.8
                        9314               9783            9685               9685                10571.8           10375.6
9/30/98                 9247               9713            9615               9615                11169.1           10985.7
                        9727              10218           10106              10106                11500.8           11449.3
                       10165              10678           10566              10566                11812.5           12193.5
12/31/98               10540              11072           10946              10946                12183.4           13081.1
                       10232              10748           10622              10622                11906.9           13111.2
                        9643              10123           10003              10003                11093.6           12053.2
3/31/99                 9777              10270           10130              10130                11002.6           12265.3
                       11130              11691           11522              11536                12007.2             13065
                       11183              11747           11579              11579                12375.8           13327.6
6/30/99                12094              12704           12507              12507                12823.8           14223.2
                       11826              12422           12240              12240                12519.9           14122.2
                       10835              11381           11199              11199                12062.9           13742.3
9/30/99                10513              11044           10861              10861                11821.7           13791.8
                       10031              10537           10355              10355                11585.2           14067.6
                       10457              10985           10788              10788                11645.5           15184.6
12/31/99               10646              11182           10672              10972                  12003           17011.3


A portfolio with fewer holdings may be subject to greater volatility than a portfolio with a greater number of holdings. The stocks of smaller companies may be subject to above-average market fluctuations.

PERFORMANCE OVERVIEW


INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 1999

                                                                               AVERAGE ANNUAL
                                                              CLASS C     -------------------------
                                                               SINCE                       SINCE
                                                 SIX         INCEPTION        ONE        INCEPTION
                                                MONTHS*       5/27/99*       YEAR         4/25/97
                                            -------------   ----------    -----------  ------------
CLASS A**
With Sales Charge                              (16.15)%          n/a        (3.77)%        2.36%
Without Sales Charge                           (11.97)           n/a         1.00          4.25

CLASS B**
With CDSC+                                     (16.66)           n/a        (4.75)         2.45
Without CDSC                                   (12.28)           n/a         0.24          3.51

CLASS C**
With Sales Charge and CDSC                     (14.02)         (5.61)%        n/a           n/a
Without Sales Charge and CDSC                  (12.28)         (3.72)         n/a           n/a

CLASS D**
With 1% CDSC                                   (13.15)           n/a        (0.76)          n/a
Without CDSC                                   (12.28)           n/a         0.24          3.51

LIPPER SMALL CAP FUNDS AVERAGE***               19.60          27.64+++     30.04         22.01++

RUSSELL 2000 VALUE INDEX***                     (6.41)         (3.02)+++    (1.49)         7.07++


NET ASSET VALUE

           DECEMBER 31, 1999     JUNE 30, 1999    DECEMBER 31, 1998
           -----------------     -------------    -----------------

CLASS A          $7.91              $9.03               $7.87
CLASS B           7.76               8.89                7.78
CLASS C           7.76               8.89                 N/A
CLASS D           7.76               8.89                7.78


CAPITAL GAIN (LOSS) INFORMATION
FOR THE YEAR ENDED DECEMBER 31, 1999

PAID                      $0.039
REALIZED                   0.270
UNREALIZED                (2.580)0


Performance data quoted represent changes in price and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.


--------------

  *  Return for periods of less than one year are not annualized.
 ** Return figures reflect any change in price per share and assume the investment of dividend and capital gain distributions. Return figures for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
*** The Lipper Small Cap Funds Average (Lipper Average) and the Russell 2000 Value Index are unmanaged benchmarks that assume investment of dividends. The Lipper Average and the Russell 2000 Value Index exclude the effect of fees and/or sales charges. The monthly performance of the Lipper Average is used in the Performance Overview. Investors cannot invest directly in an average or an index.
  +  The CDSC is 5% for periods of one year or less, and 3% since inception.
 ++  From April 30, 1997.
+++  From May 31, 1999.
  0 Represents the per share amount of net unrealized depreciation of portfolio securities as of December 31, 1999.

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS
DECEMBER 31, 1999

                                                                                     PERCENT OF NET ASSETS
                                                                                          DECEMBER 31,
                                                                                     ---------------------
                                          ISSUES        COST             VALUE           1999      1998
                                          ------    -------------    -------------      ------    ------
COMMON STOCKS:

Advertising ...................              1     $   1,654,682    $   2,904,688        2.6      3.0
Apparel and Textiles ..........              1         2,483,585        2,961,562        2.6      3.7
Appliances ....................              1         3,787,395        3,315,000        2.9      0.8
Automotive and Trucking .......             --                --               --         --      2.1
Banking .......................              3        10,211,275        6,350,625        5.6      4.6
Building and Construction .....              1         3,315,639        3,192,413        2.8      3.0
Business Services .............              1         2,181,006        3,011,250        2.7       --
Capital Goods .................              1         3,582,293        1,509,375        1.3      3.1
Computer Software .............             --                --               --         --      1.0
Consumer Goods and Services ...              2         6,686,924        4,509,688        4.0       --
Distributors ..................              1         3,400,276        2,515,625        2.2      4.1
Drugs and Health Care .........              2         4,986,060        6,049,375        5.4       --
Finance and Insurance .........              3         9,347,979        7,457,950        6.6      4.8
Food ..........................             --                --               --         --      2.0
Garden Products ...............              1         4,814,638          607,219        0.5      1.7
Industrial Goods and Services .             --                --               --         --      2.4
Leisure and Related ...........              1         2,500,780        3,367,500        3.0       --
Machinery .....................              1         6,391,848        3,197,813        2.8      2.0
Manufacturing .................              2         4,594,737        6,342,500        5.6      7.1
Medical Products and Technology              1         1,505,881        3,389,062        3.0      6.1
Oil and Gas ...................              4        10,481,511       11,785,625       10.4      5.0
Packaging/Containers ..........              3        11,425,980        6,736,625        6.0      3.4
Plastics ......................              1         3,399,581        2,149,875        1.9      1.3
Printing and Publishing .......              1         5,794,776        2,911,250        2.6      5.9
Restaurants ...................              1         2,252,120        2,896,250        2.6      5.6
Retail Trade ..................              7        24,033,206       14,051,312       12.5      9.1
Shipbuilding ..................             --                --               --         --      2.7
Specialty Chemicals ...........             --                --               --         --      4.4
Specialty Metals/Steel ........              3        14,607,440        7,620,090        6.8      2.5
Tobacco .......................             --                --               --         --      2.6
Transportation ................              2         8,126,320        5,438,981        4.8      4.8
Miscellaneous .................             --                --               --         --      1.7
                                           ---     -------------    -------------     ------    -----
                                            45       151,565,932      114,271,653      101.2    100.5
OTHER ASSETS LESS LIABILITIES .             --        (1,374,051)      (1,374,051)      (1.2)    (0.5)
                                           ---     -------------    -------------     ------    -----
NET ASSETS ....................             45     $ 150,191,881    $ 112,897,602      100.0    100.0
                                           ===     =============    =============     ======    =====

PORTFOLIO OVERVIEW

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

                                             SHARES
                                  -----------------------------
                                                     HOLDINGS
ADDITIONS                           INCREASE         12/31/99
-------------                     ------------     ------------
Abercrombie &
  Fitch (Class A) .........           10,000           80,000
AK Steel Holding ..........          170,000          170,000
American National
  Can Group................          210,000          210,000
Apria Healthcare Group ....          170,000          170,000
Cadmus Communications .....           60,000          340,000
Complete Business
  Solutions................          120,000          120,000
Midcoast Energy Resources..          145,000          145,000
Rent-Way ..................           30,000          145,000
Trans World Entertainment..           30,000          230,000
Valero Energy .............          170,000          170,000


                                             SHARES
                                  -----------------------------
                                                     HOLDINGS
REDUCTIONS                          DECREASE         12/31/99
-------------                     ------------     ------------
ABC-NACO ................           61,100            238,900
ChiRex ..................          150,000                 --
Dexter ..................           89,000                 --
Equitable Resources .....           45,000             85,000
Furon ...................          245,000                 --
Giant Cement Holdings ...          189,100                 --
Marine Drilling .........          150,000            140,000
Merrill .................          250,000                 --
Mueller Industries ......           40,000             90,000
True North
  Communications.........           65,000             65,000


Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.


LARGEST PORTFOLIO HOLDINGS
DECEMBER 31, 1999

SECURITY                                        VALUE
----------                                 --------------

Urban Outfitters ..................          $3,502,500
Pittston BAX Group ................           3,453,125
Pharmacopeia ......................           3,389,062
Valero Energy .....................           3,378,750
Harman International Industries....           3,367,500
Windmere-Durable Holdings .........           3,315,000
RenaissanceRe Holdings ............           3,270,000
Mueller Industries ................           3,262,500
AK Steel Holding ..................           3,208,750
Stewart & Stevenson Services ......           3,197,813


LARGEST INDUSTRIES
DECEMBER 31, 1999

                              [BAR CHART OMITTED]

             [TABLE BELOW REPRESENTS BAR GRAPH IN ITS PRINTED FORM.]


Percent of Net Assets
---------------------

RETAIL TRADE...........................      $14,051,312
OIL AND GAS ...........................      $11,785,625
SPECIALTY METALS/STEEL.................      $ 7,620,090
FINANCE AND INSURANCE..................      $ 7,457,950
PACKAGING/CONTAINERS ..................      $ 6,736,625

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1999
                                               SHARES           VALUE
                                               ------           -----
COMMON STOCKS - 101.2%
ADVERTISING  2.6%
TRUE NORTH COMMUNICATIONS
  Advertising agency                           65,000        $2,904,688
                                                             ----------
APPAREL AND TEXTILES  2.6%
CUTTER & BUCK*
  Designer and marketer of
  men's sportswear and
  outerwear                                   195,000         2,961,562
                                                             ----------
APPLIANCES  2.9%
WINDMERE-DURABLE HOLDINGS
  Manufacturer and distributor of
  electrical appliances for
  home use                                    195,000         3,315,000
                                                             ----------
BANKING  5.6%
BANK UNITED (CLASS A)
  Financial services provider                  80,000         2,157,500
BAY VIEW CAPITAL
  Bank operator                               170,000         2,411,875
COMMERCIAL FEDERAL
  Provider of financial services              100,000         1,781,250
                                                             ----------
                                                              6,350,625
                                                             ----------
BUILDING AND
   CONSTRUCTION  2.8%
DAL-TILE INTERNATIONAL*
  Manufacturer of ceramic tile                315,300         3,192,413
                                                             ----------
BUSINESS SERVICES  2.7%
COMPLETE BUSINESS SOLUTIONS*
  Provider of information
  technology services                         120,000         3,011,250
                                                             ----------
CAPITAL GOODS  1.3%
APOGEE ENTERPRISES
  Distributor and installer of
  windows and glass products                  300,000         1,509,375
                                                             ----------
CONSUMER GOODS AND
   SERVICES  4.0%
FRESH DEL MONTE PRODUCE*
  Producer, distributor, and
  marketer of fresh produce                   200,000         1,800,000
RENT-WAY*
  Provider of home entertainment
  equipment and furniture
  rentals                                     145,000         2,709,688
                                                             ----------
                                                              4,509,688
                                                             ----------
DISTRIBUTORS  2.2%
CUBIC
  Developer, manufacturer, and
  distributor of defense and
  industrial electronic products              115,000         2,515,625
                                                             ----------

DRUGS AND HEALTH CARE  5.4%
APRIA HEALTHCARE GROUP*
  Provider of home health care
  services                                    170,000        $3,049,375
OMNICARE
  Provider of pharmaceutical
  services to long-term
  care institutions                           250,000         3,000,000
                                                             ----------
                                                              6,049,375
                                                             ----------
FINANCE AND INSURANCE  6.6%
Berkley (W.R.)
  Insurance provider                           90,200         1,894,200
Liberty Financial
  Provider of asset management
  services                                    100,000         2,293,750
RenaissanceRe Holdings
  Global provider of reinsurance
  and insurance                                80,000         3,270,000
                                                             ----------
                                                              7,457,950
                                                             ----------
GARDEN PRODUCTS  0.5%
Acorn Products*+
  Manufacturer and marketer of
  lawn and garden tools                       381,000           607,219
                                                             ----------
LEISURE AND RELATED  3.0%
Harman International Industries
  Provider of audio and video
  products for the consumer and
  professional markets                         60,000         3,367,500
                                                             ----------
MACHINERY  2.8%
Stewart & Stevenson Services
  Designer, assembler, and
  marketer of machinery                       270,000         3,197,813
                                                             ----------
MANUFACTURING  5.6%
Furniture Brands International*
  Manufacturer of furniture and
  home furnishings                            140,000         3,080,000
Mueller Industries*
  Manufacturer and distributor of
  brass, bronze, copper, and
  aluminum products                            90,000         3,262,500
                                                             ----------
                                                              6,342,500
                                                             ----------
MEDICAL PRODUCTS AND
   TECHNOLOGY  3.0%
Pharmacopeia*
  Provider of technology services
  used to accelerate drug discovery
  and chemical development                    150,000         3,389,062
                                                             ----------

---------------
See footnotes on page 9.

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1999

                                             SHARES              VALUE
                                             ------              -----

OIL AND GAS  10.4%
EQUITABLE RESOURCES
  Energy supplier                             85,000         $   2,836,875
MARINE DRILLING*
  Provider of offshore drilling
  services for international
  oil and gas companies                      140,000             3,141,250
MIDCOAST ENERGY RESOURCES
  Transporter and marketer of
  natural gas and other
  petroleum products                         145,000             2,428,750
VALERO ENERGY
  Owner and operator of
  oil refineries                             170,000             3,378,750
                                                             -------------
                                                                11,785,625
                                                             -------------
PACKAGING/CONTAINERS  6.0%
AMERICAN NATIONAL CAN GROUP
  Manufacturer of beverage cans              210,000             2,730,000
APPLIED EXTRUSION TECHNOLOGIES*
  Developer, producer, and
  seller of packaging supplies               413,000             2,607,062
BWAY*
  Manufacturer and marketer of
  steel containers                           228,500             1,399,563
                                                             -------------
                                                                 6,736,625
                                                             -------------
PLASTICS  1.9%
LAMSON & SESSIONS*
  Manufacturer and distributor
  of thermoplastics and
  electronics                                441,000             2,149,875
                                                             -------------
PRINTING AND
   PUBLISHING  2.6%
CADMUS COMMUNICATIONS
  Commercial printer                         340,000             2,911,250
                                                             -------------
RESTAURANTS  2.6%
JACK IN THE BOX*
  Operator of fast-food
  restaurants                                140,000             2,896,250
                                                             -------------
RETAIL TRADE  12.5%
ABERCROMBIE & FITCH (Class A)*
  Retailer of casual apparel                  80,000             2,135,000
FRED'S
  Discount retailer                          200,000             3,181,250
LOEHMANN'S*+
  Specialty retailer                         700,000                38,500
STAGE STORES*
  Clothing retailer                          730,000             1,688,125
THE WET SEAL (Class A)*
  Retailer of young women's
  apparel                                     90,000             1,105,312
TRANS WORLD ENTERTAINMENT*
  Retailer of music and
  video products                             230,000             2,400,625
URBAN OUTFITTERS*
  Clothing retailer                          120,000             3,502,500
                                                             -------------
                                                                14,051,312
                                                             -------------

SPECIALTY METALS/STEEL  6.8%
AK STEEL HOLDING
  Producer of carbon steel                   170,000           $ 3,208,750
OLYMPIC STEEL*
  Processor and distributor of
  steel products                             447,000             2,130,234
UNIVERSAL STAINLESS & ALLOY
   PRODUCTS*+
  Manufacturer and marketer of
  specialty steel                            341,100             2,281,106
                                                             -------------
                                                                 7,620,090
                                                             -------------
TRANSPORTATION  4.8%
ABC-NACO*
  Manufacturer and marketer
  of railroad equipment                      238,900             1,985,856
PITTSTON BAX GROUP
  Provider of global freight
  transportation                             325,000             3,453,125
                                                             -------------
                                                                 5,438,981
                                                             -------------

TOTAL INVESTMENTS  101.2%
  (Cost $151,565,932)                                          114,271,653

OTHER ASSETS
  LESS LIABILITIES  (1.2)%                                      (1,374,051)
                                                             -------------
NET ASSETS  100.0%                                           $ 112,897,602
                                                             =============


-------------
*  Non-income producing security.
+  Affiliated   issuers  (Fund's  holdings   representing  5%  or  more  of  the
   outstanding voting securities). Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1999

ASSETS:
Investments, at value:
  Common stocks* (cost $151,565,932) ...........................................        $ 114,271,653
Receivable for securities sold .................................................              747,044
Receivable for dividends .......................................................               28,476
Receivable for Capital Stock sold ..............................................               83,099
Expenses prepaid to shareholder service agent ..................................               43,413
Deferred organization expenses .................................................                6,012
Other ..........................................................................                3,840
                                                                                        -------------
TOTAL ASSETS ...................................................................          115,183,537
                                                                                        -------------

LIABILITIES:
Payable for Capital Stock repurchased ..........................................            1,091,767
Bank Overdraft .................................................................              914,939
Accrued expenses and other .....................................................              279,229
                                                                                        -------------
TOTAL LIABILITIES ..............................................................            2,285,935
                                                                                        -------------
NET ASSETS .....................................................................        $ 112,897,602
                                                                                        =============

COMPOSITION OF NET ASSETS:
Capital  Stock,  at par  ($0.001  par value;  1,000,000,000  shares  authorized;
  14,454,313 shares outstanding):
  Class A ......................................................................        $       5,144
  Class B ......................................................................                5,934
  Class C ......................................................................                  162
  Class D ......................................................................                3,214
Additional paid-in capital .....................................................          150,209,233
Accumulated net investment loss ................................................               (2,272)
Accumulated net realized loss ..................................................              (29,534)
Net unrealized depreciation of investments .....................................          (37,294,279)
                                                                                        -------------
NET ASSETS .....................................................................        $ 112,897,602
                                                                                        =============

NET ASSET VALUE PER SHARE:

CLASS A ($40,677,732 / 5,144,490 shares) .......................................        $        7.91
                                                                                        =============
CLASS B ($46,029,928 / 5,933,906 shares) .......................................        $        7.76
                                                                                        =============
CLASS C ($1,253,580 / 161,590 shares) ..........................................        $        7.76
                                                                                        =============
CLASS D ($24,936,362 / 3,214,327 shares) .......................................        $        7.76
                                                                                        =============


--------------
*    Includes affiliated issuers (issuers in which the Fund's holdings represent
     5%  or  more  of  the  outstanding   voting  securities)  with  a  cost  of
     $15,398,985, and a value of $2,926,825.
See Notes to Financial Statements.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME:
Dividends .............................................        $ 1,313,484
Interest ..............................................             25,481
                                                               -----------
TOTAL INVESTMENT INCOME ...................................................       $ 1,338,965

EXPENSES:
Management fee ........................................          1,413,866
Distribution and service fees .........................          1,040,758
Shareholder account services ..........................            496,346
Registration ..........................................            112,068
Shareholder reports and communications ................             94,935
Custody and related services ..........................             85,354
Auditing and legal fees ...............................             50,341
Directors' fees and expenses ..........................             14,525
Amortization of deferred organization expenses ........              2,577
Miscellaneous .........................................              8,486
                                                               -----------
TOTAL EXPENSES ............................................................         3,319,256
                                                                                  -----------
NET INVESTMENT LOSS .......................................................        (1,980,291)

NET REALIZED AND UNREALIZED GAIN (loss) ON INVESTMENTS:

Net realized gain on investments* .....................          3,899,601
Net change in unrealized depreciation of investments ..         (3,700,133)
                                                               -----------
NET GAIN ON INVESTMENTS ...................................................           199,468
                                                                                  -----------
DECREASE IN NET ASSETS FROM OPERATIONS ....................................       $(1,780,823)
                                                                                  ===========

---------------
* Includes net realized loss from affiliated issuers of $446,634.
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              YEAR ENDED DECEMBER 31,
                                                                        -----------------------------------
                                                                              1999                1998
                                                                        -----------------------------------

OPERATIONS:
Net investment loss ............................................        $  (1,980,291)        $  (3,321,261)
Net realized gain on investments ...............................            3,899,601             1,143,557
Net change in unrealized appreciation/depreciation
  of investments ...............................................           (3,700,133)          (49,090,217)
                                                                        -------------         -------------
DECREASE IN NET ASSETS FROM OPERATIONS .........................           (1,780,823)          (51,267,921)
                                                                        -------------         -------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
   Class A .....................................................             (217,190)             (222,320)
   Class B .....................................................             (252,504)             (269,568)
   Class C .....................................................               (5,054)                   --
   Class D .....................................................             (139,563)             (179,287)
                                                                        -------------         -------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ......................             (614,311)             (671,175)
                                                                        -------------         -------------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares ..............................           18,654,762            73,589,710
Exchanged from associated Funds ................................           30,506,558            26,643,082
Value of shares issued in payment of gain distributions ........              417,927               616,483
                                                                        -------------         -------------
Total ..........................................................           49,579,247           100,849,275
                                                                        -------------         -------------
Cost of shares repurchased .....................................          (55,673,925)          (59,935,762)
Exchanged into associated Funds ................................          (56,254,938)          (50,531,719)
                                                                        -------------         -------------
Total ..........................................................         (111,928,863)         (110,467,481)
                                                                        -------------         -------------
DECREASEIN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ..........          (62,349,616)           (9,618,206)
                                                                        -------------         -------------
DECREASEIN NET ASSETS ..........................................          (64,744,750)          (61,557,302)

NET ASSETS:
Beginning of year ..............................................          177,642,352           239,199,654
                                                                        -------------         -------------
END OF YEAR (including accumulated net investment loss of $2,272
  and $1,376, respectively) ....................................        $ 112,897,602         $ 177,642,352
                                                                        =============         =============

--------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman Small-Cap Value Fund (the "Fund"), a series of Seligman Value Fund Series, Inc., offers four classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. The Fund began offering Class C shares on May 27, 1999. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- Investments in stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

d. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 1999, distribution and service fees were the only class-specific expenses.

e. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

f. ORGANIZATION EXPENSES -- Deferred organization expenses are being amortized on a straight-line basis over a period of 60 months beginning with the commencement of operations of the Fund.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 1999, amounted to $59,102,340 and $123,559,746, respectively.

   At December 31, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $12,810,193 and $50,134,006, respectively.

4. CAPITAL SHARE TRANSACTIONS -- The Fund has authorized 1,000,000,000 shares of $0.001 par value Capital Stock.

NOTES TO FINANCIAL STATEMENTS

 Transactions in shares of Capital Stock were as follows:


                                       YEAR ENDED DECEMBER 31,
                    ---------------------------------------------------------
                                1999                          1998
                    ---------------------------     -------------------------
CLASS A               SHARES         AMOUNT           SHARES        AMOUNT
                    ----------   --------------     ----------   ------------
Net proceeds from
  sales of shares    1,060,132   $   8,580,796      2,864,792    $25,758,797
Exchanged from
  associated Funds   2,717,628      22,128,020      1,272,935     10,646,139
Shares issued in
  payment of gain
  distributions         21,837         173,809         27,525        206,712
                    ----------   -------------     ----------   ------------
Total                3,799,597      30,882,625      4,165,252     36,611,648
                    ----------   -------------     ----------   ------------
Cost of shares
  repurchased       (2,847,811)    (22,161,118)    (3,480,497)   (29,705,640)
Exchanged into
  associated
  Funds             (3,479,540)    (28,047,117)    (2,004,039)   (16,748,650)
                    ----------   -------------     ----------   ------------
Total               (6,327,351)    (50,208,235)    (5,484,536)   (46,454,290)
                    ----------   -------------     ----------   ------------
Decrease            (2,527,754)  $ (19,325,610)    (1,319,284)  $ (9,842,642)
                    ==========   =============     ==========   ============


                                       YEAR ENDED DECEMBER 31,
                    ---------------------------------------------------------
                                1999                          1998
                    ---------------------------     -------------------------
CLASS B               SHARES         AMOUNT           SHARES        AMOUNT
                    ----------   --------------     ----------   ------------
Net proceeds
  from sales
  of shares            676,372   $   5,356,321      2,907,461    $26,305,568
Exchanged from
  associated Funds     279,379       2,253,268        408,213      3,503,911
Shares issued in
  payment of gain
  distributions         19,608         153,140         33,089        245,853
                    ----------   -------------     ----------   ------------
Total                  975,359       7,762,729      3,348,763     30,055,332
                    ----------   -------------     ----------   ------------
Cost of shares
  repurchased       (2,096,029)    (16,144,317)    (1,578,419)   (13,327,385)
Exchanged into
  associated
  Funds             (2,185,588)    (16,538,393)    (1,647,820)   (13,470,487)
                    ----------   -------------     ----------   ------------
Total               (4,281,617)    (32,682,710)    (3,226,239)   (26,797,872)
                    ----------   -------------     ----------   ------------
Increase
  (Decrease)        (3,306,258)  $ (24,919,981)       122,524   $  3,257,460
                    ==========   =============     ==========   ============


                                                         MAY 27, 1999* TO
                                                        DECEMBER 31, 1999
                                               --------------------------------
CLASS C                                          SHARES                AMOUNT
                                               ---------             ----------
Net proceeds
  from sales
  of shares ............................        175,923               $1,430,671
Exchanged from
  associated funds......................          3,201                   27,297
Shares issued in
  payment of gain
  distributions ........................            623                    4,869
                                                -------               ----------
Total ..................................        179,747                1,462,837
                                                -------               ----------
Cost of shares
  repurchased ..........................         (5,578)                (42,114)
Exchanged into
  associated funds                              (12,579)                (93,161)
                                                -------               ----------
Total ..................................        (18,157)               (135,275)
                                                -------               ----------
Increase ...............................        161,590               $1,327,562
                                                =======               ==========

* Commencement of offering of shares.


                                       YEAR ENDED DECEMBER 31,
                    ---------------------------------------------------------
                                1999                          1998
                    ---------------------------     -------------------------
CLASS D               SHARES         AMOUNT           SHARES        AMOUNT
                    ----------   --------------     ----------   ------------
Net proceeds
  from sales
  of shares            417,018   $   3,286,974      2,371,845   $ 21,525,345
Exchanged from
  associated Funds     740,549       6,097,973      1,376,302     12,493,032
Shares issued in
  payment of gain
  distributions         11,025          86,109         22,062        163,918
                    ----------   -------------     ----------   ------------
Total                1,168,592       9,471,056      3,770,209     34,182,295
                    ----------   -------------     ----------   ------------
Cost of shares
  repurchased       (2,264,750)    (17,326,376)    (2,125,511)   (16,902,737)
Exchanged into
  associated
  Funds             (1,522,945)    (11,576,267)    (2,350,039)   (20,312,582)
                    ----------   -------------     ----------   ------------
Total               (3,787,695)    (28,902,643)    (4,475,550)   (37,215,319)
                    ----------   -------------     ----------   ------------
Decrease            (2,619,103)  $ (19,431,587)      (705,341)  $ (3,033,024)
                    ==========   =============     ==========   ============

5. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 1.00% per annum of the Fund's average daily net assets.

   The Distributor, agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $11,928 from sales of Class A shares. Commissions of $92,523 and $13,377 were paid to dealers for sales of Class A and Class C shares, respectively.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 1999, fees incurred under the Plan aggregated $123,760 or 0.25% per annum of the average daily net assets of Class A shares.

   Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual

NOTES TO FINANCIAL STATEMENTS

basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the year ended December 31, 1999, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $580,076, $4,122, and $332,800, respectively.

   The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the year ended December 31, 1999, such charges amounted to $36,980.

   The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate of such payments retained by the Distributor, for the year ended December 31, 1999, amounted to $7,678.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 1999, Seligman Services, Inc. received commissions of $883 from the sales of shares of the Fund and distribution and service fees of $10,364, pursuant to the Plan.

   Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $496,346 for shareholder account services.

   Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 1999, of $2,272 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

6. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $750 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2000, but is renewable annually with the consent of the participating banks. For the year ended December 31, 1999, the Fund did not borrow from the credit facility.


7. AFFILIATED ISSUERS -- As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which the Fund's holdings represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended December 31, 1999, is as follows:

                                                GROSS             GROSS
                                BEGINNING     PURCHASES         SALES AND      ENDING      REALIZED    DIVIDEND      ENDING
AFFILIATE                        SHARES     AND ADDITIONS      REDUCTIONS      SHARES        LOSS       INCOME        VALUE
------------                  ---------------------------------------------   ---------   ----------  ----------  -------------
Acorn Products ...........       431,000             --          50,000        381,000     $446,634         --       $ 607,219
Loehmann's ...............       700,000             --              --        700,000           --         --          38,500
Universal Stainless
  &Alloy Products ........       341,100             --              --        341,100           --         --       2,281,106
                                                                                          ---------                -----------
TOTAL                                                                                        $446,634                 $2,926,825
                                                                                            =========                ===========

FINANCIAL HIGHLIGHTS

   The tables below are intended to help you understand each Class's financial performance from its inception. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

                                                                     CLASS A                                CLASS B
                                                 -------------------------------------------------------------------------------
                                                       YEAR ENDED DECEMBER 31,    4/25/97*     YEAR ENDED DECEMBER 31,  4/25/97*
                                                    ----------------------------    TO        ------------------------     TO
                                                          1999        1998       12/31/97       1999         1998      12/31/97
                                                         -------     -------    -----------    -------      -------   ----------
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD ................    $7.87        $9.73        $7.14        $7.78        $9.69       $7.14
                                                       -------      -------      -------      -------      -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ........................    (0.07)       (0.09)       (0.07)       (0.14)       (0.15)      (0.11)
Net realized and unrealized gain (loss)
  on investments ....................................     0.15        (1.74)        2.67         0.16        (1.73)       2.67
                                                       -------      -------      -------      -------      -------     -------
TOTAL FROM INVESTMENT OPERATIONS ....................     0.08        (1.83)        2.60         0.02        (1.88)       2.56
                                                       -------      -------      -------      -------      -------     -------
LESS DISTRIBUTIONS:

Distributions from net realized capital gains .......    (0.04)       (0.03)       (0.01)       (0.04)       (0.03)      (0.01)
                                                       -------      -------      -------      -------      -------     -------
TOTAL DISTRIBUTIONS .................................    (0.04)       (0.03)       (0.01)       (0.04)       (0.03)      (0.01)
                                                       -------      -------      -------      -------      -------     -------
NET ASSET VALUE, END OF PERIOD ......................    $7.91        $7.87        $9.73        $7.76        $7.78       $9.69
                                                       =======      =======      =======      =======      =======     =======

TOTAL RETURN: .......................................     1.00%      (18.81)%      36.38%        0.24%      (19.41)%     35.82%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ............  $40,678      $60,383      $87,510      $46,030      $71,875     $88,330
Ratio of expenses to average net assets .............     1.86%        1.69%        1.87%+       2.61%        2.44%       2.63%+
Ratio of net income (loss) to average net assets ....    (0.92)%      (0.98)%      (1.12)%+     (1.67)%      (1.73)%     (1.88)%+
Portfolio turnover rate .............................    41.48%       30.06%       15.91%       41.48%       30.06%      15.91%


-----------
See footnotes on page 17.

FINANCIAL HIGHLIGHTS

                                                              CLASS C                  CLASS D
                                                             -------------------------------------------------
                                                             5/27/99**     YEAR ENDED DECEMBER 31,  4/25/97*
                                                                TO      ---------------------------    TO
                                                             12/31/99       1999         1998       12/31/97
                                                            ----------  --------------------------- ---------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                           $8.10        $7.78        $9.69        $7.14
                                                             -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   (0.07)       (0.13)       (0.15)       (0.11)
Net realized and unrealized gain (loss)
  on investments                                               (0.23)        0.15        (1.73)        2.67
                                                             -------      -------      -------      -------
TOTAL FROM INVESTMENT OPERATIONS                               (0.30)        0.02        (1.88)        2.56
                                                             -------      -------      -------      -------
LESS DISTRIBUTIONS:
Distributions from net realized capital gains                  (0.04)       (0.04)       (0.03)       (0.01)
                                                             -------      -------      -------      -------
TOTAL DISTRIBUTIONS                                            (0.04)       (0.04)       (0.03)       (0.01)
                                                             -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD                                 $7.76        $7.76        $7.78        $9.69
                                                             =======      =======      =======      =======

TOTAL RETURN:                                                  (3.72)%       0.24%      (19.41)%       35.82%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                       $1,254      $24,936       $45,384      $63,360
Ratio of expenses to average net assets                         2.69%+       2.61%         2.44%        2.63%+
Ratio of net income (loss) to average net assets              (1.65)%+     (1.67)%       (1.73)%      (1.88)%+
Portfolio turnover rate                                        41.48%++     41.48%        30.06%       15.91%


-----------------
  * Commencement of operations.
 ** Commencement of offering of shares.
  + Annualized.
 ++ For the year ended December 31, 1999.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS




THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN SMALL-CAP VALUE FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Small-Cap Value Fund as of December 31, 1999, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Small-Cap Value Fund as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
February 11, 2000

FEDERAL TAX STATUS OF 1999
GAIN DISTRIBUTION FOR TAXABLE ACCOUNTS

A long-term capital gain distribution of $0.039 per share representing net capital gains realized through 1999 was paid on November 23, 1999 to Class A, B, C, and D shareholders.

The long-term capital gain distribution is designated a "capital gain dividend" for federal income tax purposes and is taxable to shareholders in 1999 as a long-term gain from the sale of capital assets, no matter how long shares have been owned, or whether the distribution was received in shares or in cash. However, if shares on which a capital gain distribution was received are subsequently sold, and such shares have been held for six months or less, any loss on the sale would be treated as long-term to the extent that it offsets the long-term gain distribution.

If the distribution was received in shares, the per share cost basis for federal income tax purposes is $7.96 for Class A shares, and $7.81 for Class B, Class C, and Class D shares.

A 1999 year-end statement of account activity and a 1999 tax package, which may include a Form 1099-DIV, Form 1099-B, and/or a Cost Basis Statement, have been mailed to each shareholder. Form 1099-DIV shows the distributions paid to the shareholder during the year. Form 1099-B shows the proceeds of any redemptions paid to the shareholder during the year. Cost Basis Statements report all sales or exchanges from a shareholder's account which may have resulted in a capital gain or loss in 1999. The information shown on Forms 1099-DIV and 1099-B is reported to the Internal Revenue Service as required by federal regulations.






FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co.
Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450      Shareholder Services
(800) 445-1777      Retirement Plan Services

(212) 682-7600      Outside the United States

(800) 622-4597      24-Hour Automated Telephone Access Service

BOARD OF DIRECTORS

JOHN R. GALVIN 2, 4
DEAN, Fletcher School of Law and Diplomacy
   at Tufts University
DIRECTOR, Raytheon Company

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
DIRECTOR,  Kimberly-Clark  Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW 2, 4
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Industries, Inc.
DIRECTOR, New York Presbyterian Hospital

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN 3, 4
DIRECTOR, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development
DIRECTOR, Public Broadcasting Service

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
   J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
DIRECTOR, ICI Mutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
   Investment Company Institute

DIRECTOR EMERITUS
FRED E. BROWN
DIRECTOR AND CONSULTANT,
   J. &W. Seligman &Co. Incorporated

----------------
Member:    1 Executive Committee
           2 Audit Committee
           3 Director Nominating Committee
           4 Board Operations Committee





Executive Officers


WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

NEIL T. EIGEN
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT

THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY

GLOSSARY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

----------------
Adapted from the Investment Company Institute's 1999 MUTUAL FUND FACT BOOK.

    THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK
     OF SELIGMAN SMALL-CAP VALUE FUND, WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS
                  CAREFULLY BEFORE INVESTING OR SENDING MONEY.








                            SELIGMAN ADVISORS, INC.
                                an affiliate of
                                 [LOGO OMITTED]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864

                      100 PARK AVENUE, NEW YORK, NY 10017

EQVSC2  12/99                                  [SYMBOL]Printed on Recycled Paper